                                  VAN K AMPEN
                           INTERNATIONAL MAGNUM FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1998

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................    10
Statement of Operations...............................................    11
Statement of Changes in Net Assets....................................    12
Financial Highlights .................................................    13
Notes to Financial Statements.........................................    14

MSIM SAR 2/99

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 1999

Dear Shareholder,

The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.

Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.

Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.

In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

MARKET REVIEW

The performance of international stocks varied widely based on regional conditions, with most markets experiencing significant volatility as a result of the economic turmoil in many emerging market nations. Stock indexes in most European countries turned in solid gains for the year, with Belgium, Greece, and Finland each posting gains of more than 50 percent. In anticipation of the economic benefits of European Monetary Union and the introduction of the euro, the European Dow Jones Stoxx Index climbed 18.4 percent in 1998. However, many Latin American, Asian, and eastern European stock indexes registered significant losses.

As a result of interest rate cuts by a number of foreign central banks, international government bonds generally performed well. In addition to benefiting from lower interest rates, demand for these bonds increased during the global flight to quality, as investors pulled assets from riskier investments and diverted them to government bonds.

OUTLOOK

Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.

In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.

                                                              ------------------
                                                                    1

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Additional details about your fund, including an investment overview section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers III                                  Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

--------------

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Finland                      4.5%
France                       8.4%
Germany                      9.1%
Italy                        5.8%
Japan                       17.7%
Netherlands                  3.8%
Spain                        3.5%
Sweden                       4.4%
Switzerland                  9.7%
United Kingdom              18.2%
Short-Term Investment        6.7%
Other                        8.2%

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                             SIX MONTHS             ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares            -15.06%    -9.86%     -0.47%      5.58%      3.11%      5.57%
---------------------------------------------------------------------------------------
Class B Shares            -14.62%    -10.25%    -0.23%      4.77%      3.64%      4.77%
---------------------------------------------------------------------------------------
Class C Shares            -11.08%    -10.20%     3.83%      4.83%      4.77%      4.77%
---------------------------------------------------------------------------------------
MSCI EAFE Index             N/A       3.51%       N/A      20.00%       N/A       9.19%
---------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
THE MORGAN STANLEY INTERNATIONAL (MSCI) EAFE INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS AND INCLUDES EUROPE, AUSTRALASIA, AND THE FAR EAST (ASSUMES DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAXES).
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS                                        TOP FIVE SECTORS

                                         PERCENT OF NET                                 VALUE      PERCENT OF
ISSUER                        COUNTRY        ASSETS      SECTOR                         (000)      NET ASSETS
---------------------------  ----------  --------------  ---------------------------  ---------  --------------
Nestle S.A.                  Switzerland         2.3%    Capital Equipment            $  27,135         22.0%
Telecom Italia S.p.A.          Italy             2.3%    Consumer Goods                  26,695         21.7%
Cie Financiere Richemont AG  Switzerland         2.1%    Finance                         21,089         17.1%
Iberdrola S.A.                 Spain             1.5%    Materials                       16,805         13.6%
ING Groep N.V.               Netherlands         1.4%    Services                        11,238          9.1%

The Van Kampen International Magnum Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the Europe, Australasia, and Far East (EAFE) country weightings determined by the subadviser. The EAFE countries in which the Portfolio will invest are those composing the Morgan Stanley Capital International (MSCI) EAFE Index, which includes Australasia, Japan, New Zealand, most Western European nations, and certain developed countries.
PERFORMANCE
For the six months ended December 31, 1998, the Van Kampen International Magnum Fund generated a total return of -9.86 percent for the Class A shares at net asset value, as compared to a total return of 3.51 percent for its benchmark, the MSCI EAFE Index.
MARKET REVIEW
The past year was a volatile year for the international markets. Despite solid results in most major-market indexes at year-end, capital market strength was not experienced broadly or equally among countries, sectors, and styles. Specifically, although the benchmark EAFE index ended the year up 20 percent, most of the index gains were attributable to strong first and fourth quarter performances by European stocks, which compose 73 percent of the EAFE index. While the European markets rose 28.5 percent for the year in U.S. dollar terms (up 22.3 percent in local currency terms), Japan posted a mere 5.1 percent return in U.S. dollar terms (but fell 8.9 percent in yen terms), and Asia ex-Japan fell 6.6 percent (down 2.3 percent local). Even within the European markets, there was a wide disparity among countries (Finland up 121.6 percent vs. Norway down 30.1 percent), sectors (Telecommunications up 73.0 percent vs. Energy Equipment and Services down 48.0 percent), styles (MSCI Europe Growth up
32.7 percent vs. MSCI Europe Value up 24.3 percent), and even size (MSCI Europe up 28.5 percent vs. MSCI Europe Small Cap up 3.3 percent). Indeed, it was a challenging environment for stock pickers, and as a result, the majority of active managers underperformed the index for the year--a similar trend to that seen in the United States for 1998.
The majority of the portfolio's underperformance occurred during the second half of the year when investors, spooked by the mid-summer Russian debt default and the near collapse of a U.S. hedge fund, flocked for the relative safety and liquidity of large and mega-cap global franchise names. Our currency hedging also hurt performance, as the yen reversed its weakening trend in September and

                                                              ------------------
                                                                    3

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

continued to strengthen through year-end. On the positive side, stock selection in Japan and Asia was strong, outperforming their respective local benchmarks. Regional allocation policy, in which we were overweight or neutral in Europe and underweight in Japan and Asia virtually all year, contributed to performance for most of the year, but was less successful from September through November, when Asia and Japan both outperformed Europe.

The Fund's European holdings underperformed the European index for the quarter and year. While companies like Telecom Italia, Nestle, Imperial Tobacco, and France Telecom were strong performers for the year, the Fund was hurt by holdings in oil (Premier Oil, Total) as well as by weak stock selection, especially in the United Kingdom. Attracted by quality franchises and cheap multiples, we have increased the Fund's exposure during the past 18 months to small and mid-cap companies, including many British ones. In the recent flight to liquidity, however, investors shunned these small and mid-cap names, often for reasons unrelated to fundamentals. As a result, the valuation gap between small and mid-sized companies and their larger peers has now reached the widest point in more than 13 years. Making matters worse, the recent surge in large and mega-cap growth stocks--in which we have an underweight position--made 1998 one of the four worst years on record for value investors. These factors are responsible for the majority of the underperformance of the portfolio.

In Asia (excluding Japan), the markets finally found a bottom in the third quarter and rebounded in the final quarter due to increased global liquidity and favorable interest rate policies. With the exception of Australia, however, Asian markets ended the year with negative returns. The Asian markets have been suffering for more than a year, with emerging market nations South Korea, Thailand, and Indonesia so dire they were forced to adopt austere monetary and fiscal policies under International Money Fund (IMF) guidance. These three nations, which are not in our investment universe, led an Asian fourth quarter rally just as they had led the downturn sparked by the Thai baht devaluation in late 1997. During the fourth quarter, stronger currencies and lower interest rates helped Asian markets, and recent data points to increasing economic activity. These factors have contributed to increasing stability and should benefit the region as a whole in 1999. We remain cautious, however, about the outlook for China and Hong Kong. China has seen several corporate defaults near the end of the year and the recent volatility in Latin America raises questions about the strength of the renminbi and the sustainability of the Hong Kong dollar.

Overall, we maintained a defensive portfolio in Asia during the year, and although our holdings outperformed relative to the region, most positions were still down for the year. The Fund, however, was helped by the fact that our Asian holdings were a small (less than 5 percent) portion of the Fund and underweight versus the index on a relative basis. The only bright spot in the region was Australia, which rose 6 percent for the year as the domestic economy exhibited strong economic fundamentals--low inflation, sound monetary policy, a budget surplus, and a healthy banking system. Additionally, many Australian companies are well managed with an eye toward increasing profitability. Telstra (a telecommunications company), Fosters (a beer manufacturer), and National Australia Bank were all strong performers.

Finally, despite a new prime minister and a series of economic stimuli and bank bailout packages, the Japanese economy and stock market continued to languish, with conditions exacerbated by year-end gyrations in the value of the yen. The story in Japan has changed little from one year ago; consumer and business sentiment remains at depressed levels while the nation's credit crunch and deflationary spiral have continued to worsen. In July, Japanese voters flocked to the polls to replace Prime Minister Hashimoto with a new leader, Mr. Obuchi. Obuchi declared a 60 trillion yen bank rescue package in October, doubling the efforts of his predecessor, including a new scheme to nationalize troubled banks. Late in the year, both Long Term Credit Bank and Nippon Credit Bank were nationalized, the first in post WWII history for Japan. Ironically, we view these bankruptcies as a positive, as they show that Japan has finally stopped propping up its weakest banks at the expense of healthier ones--a much-needed change. These two banks, however, are just a start and other significant structural problems remain. Thus far, the government has been unable or unwilling to take the next steps and implement the critical structural changes needed to revive the economy.

--------------
           4

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

Our strategy for Japan was highly successful for most of the year, but reversed slightly in the fourth quarter. In our equity investments, we focused on blue-chip exporters and avoided banks and more domestically oriented stocks. We outperformed the local Japanese index for the year, although--as in Asia--the market fell for the year in local currency terms, hitting a 12-year low in October as sentiment deteriorated about the future for the Japanese economy. Our relative outperformance would have been greater except that in the final quarter of the year, the rapid appreciation of the yen hurt our export-oriented stocks, as investors became concerned that the exporters' profits might suffer. The yen hit a low of 147 yen per U.S. dollar in early August, and then began to strengthen, rising sharply and suddenly in early October to end the year at nearly 110 yen per U.S. dollar--15 percent higher versus the dollar than it had begun the year. The abrupt moves of the yen caused a second problem for the Fund in the latter part of the year. While our hedge versus our yen exposure contributed to performance for much of the year, we realized a loss when we removed the last of our yen hedges in early December.

OUTLOOK

While we are disappointed by our European results, we believe that with valuation gaps so extreme and earnings expectations still very rosy, our European stocks should be well positioned to navigate the choppy waters ahead. We remain cautiously optimistic about the outlook for Europe in 1999, as we expect demand for equities to continue to rise and merger and restructuring activity to remain brisk. However, risks include the new euro currency, which has shown signs of possible strengthening versus the U.S. dollar and would hurt the exporters that have led the European recovery. Furthermore, there are signs of a more dramatic-than-expected economic slowing in Europe, which would put further pressure on already-high unemployment rates. Finally, valuations, particularly in the largest companies, are at stratospheric levels, making them extremely vulnerable to earnings disappointments, which have become increasingly likely in this volatile global financial environment.

As we enter 1999, we are cautiously optimistic that this year will become a true inflection point. With the domestic financial system in a shambles, Japanese corporations' offshore search for capital, combined with liberalization of Japan's pension investment guidelines, is forcing much of corporate Japan to adopt "international" accounting standards. As a result, we anticipate that the pace of corporate operational and financial restructuring should pick up, with the private sector finally undergoing real structural changes in areas such as wages (pay for performance not seniority), employment efficiencies (ending lifetime employment), balance sheet construction (deleveraging), and shareholder value (focus on return on equity not market share). In the public realm, Prime Minister Obuchi has provided a platform for significant tax cuts and economic stimulus packages to support Japan on a macro level. Nonetheless, gross domestic product growth is expected to be flat to negative for 1999, and further bank failures are likely. Japan also remains vulnerable to any global economic slowdown as well as a stronger yen and higher domestic interest rates. While the overall backdrop for Japan is admittedly grim, the positive changes we are beginning to see should result in long term, sustainable gains for individual companies and for the nation as a whole. As asset allocators, these changes in concert with attractive valuations have prompted us to assume a bias toward increasing our holdings in Japan as equity markets are often leading indicators. At the micro level, we will remain highly selective in our stock selection, favoring personal computers, semiconductor, service, pharmaceutical, and select domestic sectors such as housing and housing related securities, but remain poised to adjust our holdings should economic conditions warrant it.

Overall, we believe 1999 will be an interesting year in the international equity markets. We have remained close to market weight in Europe and underweight in Japan and Asia relative to EAFE for much of the past year, and we maintain a small cash position. Finally, we will remain vigilant to find what we believe are the best opportunities to put money to work, and adjust our portfolio accordingly.

Francine J. Bovich
PORTFOLIO MANAGER

                                                              ------------------

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------

COMMON STOCKS (91.0%)
  AUSTRALIA (1.6%)
     6,750   Brambles Industries Ltd..........................  $    164
    51,100   Colonial Ltd.....................................       175
    13,300   Commonwealth Bank of Australia...................       189
    16,200   CRA Ltd..........................................       192
    70,800   Fosters Brewing Group Ltd........................       192
     8,600   Lend Lease Corp., Ltd............................       116
    13,650   National Australia Bank Ltd......................       206
    24,490   News Corp., Ltd..................................       162
    58,200   Oil Search Ltd...................................        59
 (a)65,300   Telstra Corp., Ltd...............................       305
    13,850   Westpac Banking Corp., Ltd.......................        93
    25,650   WMC Ltd..........................................        77
    28,550   Woolworths Ltd...................................        97
                                                                --------
                                                                   2,027
                                                                --------
  (b)Belgium (0.6%)
    14,430   G.I.B. Holdings Ltd..............................       756
                                                                --------
  DENMARK (0.9%)
    12,500   Unidanmark A/S 'A' (Registered)..................     1,129
                                                                --------
  (b)Finland (4.5%)
    16,600   Huhtamaki Oyj 'I'................................       636
    12,920   KCI Konecranes International plc.................       587
     7,465   Kone Oyj 'B'.....................................       870
   163,670   Merita Ltd. 'A'..................................     1,040
    42,499   Metra Oyj 'B'....................................       738
    19,600   Sampo Insurance Co., Ltd., 'A'...................       749
    57,400   The Rauma Group..................................       839
     4,800   Valmet Oyj.......................................        64
                                                                --------
                                                                   5,523
                                                                --------
  (b)France (8.4%)
 (a)40,900   Bull S.A.........................................       307
    10,152   Cie de Saint Gobain..............................     1,433
 (a)31,300   CNP Assurances...................................       951
    10,670   Elf Aquitaine....................................     1,233
     3,033   Groupe Danone RFD................................       868
     4,700   Lafarge S.A......................................       447
    17,888   Legris Industries S.A............................       877
    22,700   Michelin (C.G.D.E.) 'B'..........................       908
    26,010   Rhone-Poulenc S.A. 'A'...........................     1,339
     9,570   Total S.A. 'B'...................................       969
     7,320   Union des Assurances Federales...................       972
                                                                --------
                                                                  10,304
                                                                --------
  (b)Germany (6.8%)
    31,800   BASF AG..........................................     1,213
    10,900   Bayer AG.........................................       458
    12,640   Bayer Vereinsbank AG.............................     1,000
     2,660   Buderus AG.......................................       982
     8,479   Philip Holzmann AG...............................     1,323
     7,930   Plettac AG.......................................       628
    15,000   Veba AG..........................................       888
       990   Viag AG..........................................       585
 (a)15,830   Volkswagen AG....................................     1,281
                                                                --------
                                                                   8,358
                                                                --------

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------
  HONG KONG (1.4%)
    44,000   China Telecom Ltd................................  $     76
    16,900   CLP Holdings Ltd.................................        84
    52,000   Dairy Farm International Holdings Ltd............        60
    61,600   Hong Kong & China Gas Co., Ltd...................        78
     9,100   Hong Kong & Shanghai Bank Holdings plc...........       227
    27,000   Hong Kong Electric Holdings Ltd..................        82
    53,200   Hong Kong Telecommunications Ltd.................        93
    47,600   Hutchison Whampoa Ltd............................       336
    31,000   Li & Fung Ltd....................................        64
    21,000   Smartone Telecom Ltd.............................        58
    43,000   Sun Hung Kai Properties Ltd......................       314
    29,000   Swire Pacific Ltd. 'A'...........................       130
    15,000   Television Broadcasting Ltd......................        39
     9,000   Vtech Holdings Ltd...............................        39
                                                                --------
                                                                   1,680
                                                                --------
  (b)Ireland (2.0%)
    68,704   Bank of Ireland..................................     1,531
   209,500   Greencore Group plc..............................       968
                                                                --------
                                                                   2,499
                                                                --------
  (b)Italy (5.8%)
    25,360   Banca Popolare Di Bergamo S.p.A..................       617
    11,300   Italgas..........................................        61
   240,400   Magneti Marelli S.p.A............................       417
    91,550   Marzotto (Gaetano) & Figli S.p.A.................     1,010
   165,500   Mediaset S.p.A...................................     1,345
   328,200   Sogefi S.p.A.....................................       893
   453,174   Telecom Italia S.p.A.............................     2,857
                                                                --------
                                                                   7,200
                                                                --------
  JAPAN (17.7%)
     8,000   Aiwa Co., Ltd....................................       211
    53,000   Amada Co., Ltd...................................       257
     4,500   Autobacs Seven Co., Ltd..........................       152
    29,000   Canon, Inc.......................................       621
    35,000   Casio Computer Co., Ltd..........................       259
    26,000   Dai Nippon Printing Co., Ltd.....................       415
    96,000   Daicel Chemical Industries Ltd...................       286
    51,000   Daifuku Co., Ltd.................................       273
    46,000   Daikin Industries Ltd............................       457
     4,700   Family Mart......................................       235
    16,000   Fuji Machine Manufacturing Co....................       506
    17,000   Fuji Photo Film Co...............................       633
    32,000   Fujitec Co. Ltd..................................       206
    54,000   Fujitsu Ltd......................................       720
    77,000   Furukawa Electric................................       263
    17,700   Hitachi Credit Corp..............................       394
   109,000   Hitachi Ltd......................................       676
    13,000   Inabata & Co.....................................        35
    66,000   Kaneka Corp......................................       495
    22,000   Kurita Water Industries..........................       323
     8,400   Kyocera Corp.....................................       444
    31,000   Kyudenko Co., Ltd................................       210
    20,000   Lintec...........................................       186
    19,000   Minebea Co., Ltd.................................       218
    36,000   Matsushita Electric Industrial Co., Ltd..........       638
   125,000   Mitsubishi Chemical Corp.........................       264

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------

  JAPAN (CONT.)

    40,000   Mitsubishi Estate Co., Ltd.......................  $    359
    97,000   Mitsubishi Heavy Industries Ltd..................       378
    25,000   Mitsumi Electric Co., Ltd........................       529
     8,000   Murata Manufacturing Co., Inc....................       332
    77,000   NEC Corp.........................................       710
    25,000   Nifco, Inc.......................................       202
     7,300   Nintendo Corp., Ltd..............................       708
     1,000   Nippon Pillar Packing............................         4
        78   Nippon Telegraph & Telephone Corp. ADR...........       603
   130,000   Nissan Motor Co., Ltd............................       399
    20,000   Nissha Printing Co., Ltd.........................       122
        40   NTT Data Corp....................................       199
    12,000   Ono Pharmaceutical Co., Ltd......................       375
     5,000   Ryosan Co........................................        80
    70,000   Ricoh Co., Ltd...................................       646
    13,900   Rinnai Corp......................................       243
     2,000   Rohm Co..........................................       182
     9,000   Sangetsu Co., Ltd................................       135
    28,000   Sankyo Co., Ltd..................................       613
    44,000   Sanwa Shutter Corp...............................       193
    32,000   Sekisui Chemical Co..............................       216
    29,000   Sekisui House Ltd................................       307
    44,000   Shin-Etsu Polymer Co., Ltd.......................       230
     8,400   Sony Corp........................................       613
    18,000   Sumitomo Marine & Fire Insurance Co..............       114
    31,000   Suzuki Motor Co., Ltd............................       368
     8,000   TDK Corp.........................................       732
    11,000   Tokyo Electron Ltd...............................       418
   119,000   Toshiba Corp.....................................       710
    21,000   Toyota Motor Corp................................       571
    76,000   Tsubakimoto Chain................................       162
    25,000   Yamaha Corp......................................       259
    21,000   Yamanuchi Pharmaceutical Co......................       677
                                                                --------
                                                                  21,766
                                                                --------
  MALAYSIA (0.1%)
    10,000   Carlsberg Brewery Malaysia Bhd...................        20
    25,000   Guiness Anchor Bhd...............................        18
     9,000   Nestle Bhd.......................................        25
     7,000   R.J. Reynolds Bhd................................         6
    10,000   Rothmans of Pall Mall Bhd........................        41
                                                                --------
                                                                     110
                                                                --------
  (b)Netherlands (3.8%)
    29,600   ABN Amro Holding N.V.............................       623
    30,015   Akzo Nobel N.V...................................     1,367
    28,443   ING Groep N.V....................................     1,735
    14,095   Phillips Electronics N.V.........................       946
        90   Vendex N.V.......................................         2
                                                                --------
                                                                   4,673
                                                                --------
  NEW ZEALAND (0.0%)
     4,000   Telecom Corp of New Zealand Ltd..................         9
    12,100   Telecom Corp. of New Zealand Ltd.................        52
                                                                --------
                                                                      61
                                                                --------
                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------
  NORWAY (1.3%)
 (a)39,100   Saga Petroleum A/S 'A'...........................  $    357
    63,975   Sparebanken......................................     1,246
                                                                --------
                                                                   1,603
                                                                --------
  SINGAPORE (0.3%)
    14,900   City Developments Ltd............................        64
    23,000   NatSteel Ltd.....................................        58
     8,000   Singapore Airlines Ltd. (Foreign)................        59
    35,000   Singapore Technology Engineering Ltd.............        33
    18,000   United Overseas Bank Ltd. (Foreign)..............       116
    13,000   Venture Manufacturing Ltd........................        50
                                                                --------
                                                                     380
                                                                --------
  (b)Spain (3.5%)
    57,680   Banco Bilbao Vizcaya (Registered)................       905
   100,100   Iberdrola S.A....................................     1,875
 (a)14,436   Telefonica de Espana.............................       642
    76,500   Uralita S.A......................................       853
                                                                --------
                                                                   4,275
                                                                --------
  SWEDEN (4.4%)
    35,300   Autoliv Inc., SDR................................     1,269
 (a)42,530   BT Industries AB.................................       620
   214,900   Nordbanken Holding AB............................     1,380
    65,550   Svedala Industries AB............................       955
    29,700   Svenska Handelsbanken 'A'........................     1,255
                                                                --------
                                                                   5,479
                                                                --------
  SWITZERLAND (9.7%)
       470   Bobst AG (Bearer)................................       583
     1,794   Cie Financiere Richemont AG, 'A'.................     2,540
     1,910   Forbo Holding AG (Registered)....................       836
     1,315   Holderbank Financiere Glarus AG 'B' (Bearer).....     1,559
     4,070   Merkur Holding AG (Registered)...................     1,102
     1,315   Nestle S.A. (Registered).........................     2,867
  (a)2,520   Swisscom AG (Registered).........................     1,057
       434   Schindler Holding AG (Registered)................       740
    (a)830   Schweizerische Industrie-Gesellschaft Holding AG
               (Registered)...................................       490
    (a)530   Union Bank of Switzerland AG (Registered)........       163
                                                                --------
                                                                  11,937
                                                                --------
  UNITED KINGDOM (18.2%)
   493,800   Aegis Group plc..................................       715
    19,600   Allied Domecq plc................................       181
 (a)44,200   Allied Zurich plc................................       659
   121,728   BG plc...........................................       768
    65,200   British Telecommunications plc...................       982
         1   BTR plc 'B'......................................        --
   101,100   Bunzl plc........................................       395
    96,501   Burmah Castrol plc...............................     1,381
   123,500   Capital Radio plc................................     1,202
   178,700   Charter plc......................................       981
   265,700   Devro PLC........................................       765
    91,383   Diageo plc.......................................     1,040
   107,070   Great Universal Stores plc.......................     1,129
   407,100   Halma plc........................................       820
    81,450   IMI plc..........................................       320
   143,800   Imperial Tobacco Group plc.......................     1,541

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

    78,425   Lonrho plc.......................................  $    429
   205,000   Morgan Crucible Co. plc..........................       941
   126,000   Premier Farnell plc..............................       336
 1,804,100   Premier Oil plc..................................       480
   126,868   Reckitt & Colman plc.............................     1,680
    73,070   RMC Group plc....................................     1,001
   132,344   Royal & Sun Alliance Insurance Group plc.........     1,081
   123,782   Royal Bank of Scotland Group plc.................     1,477
   218,000   Scapa Group plc..................................       356
    17,400   Scottish Media Group plc.........................       204
    23,000   Williams plc.....................................       131
   234,500   WPP Group plc....................................     1,427
                                                                --------
                                                                  22,422
                                                                --------
TOTAL COMMON STOCKS (COST $111,219)...........................   112,182
                                                                --------
PREFERRED STOCKS (2.3%)
  (b)Germany (2.3%)
     3,151   Dyckerhoff AG....................................       879
     2,950   Fresenius AG.....................................       620
     2,175   Hornbach Holding AG..............................       130
     2,600   Suedzucker AG....................................     1,178
                                                                --------
TOTAL PREFERRED STOCKS (COST $3,157)..........................     2,807
                                                                --------

    NO. OF
    RIGHTS
----------

RIGHTS (0.0%)
  (b)Spain (0.0%)
 (a)13,050   Telefonica de Espana (COST $0)...................        12
                                                                --------

    NO. OF
  WARRANTS
----------

WARRANTS (0.0%)
  HONG KONG (0.0%)
  (a)5,300   Hong Kong & China Gas Co., Ltd., expiring 9/30/99
               (COST $0)......................................        --
                                                                --------
TOTAL FOREIGN SECURITIES (93.3%) (COST $114,376)..............   115,001
                                                                --------

    NO. OF
  WARRANTS
------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.7%)
  REPURCHASE AGREEMENT (6.7%)
$    8,274   Chase Securities, Inc., 4.45%, dated 12/31/98,
               due 1/4/99, to be repurchased at $8,278,
               collateralized by $6,050 U.S. Treasury Bonds,
               10.375%, due 11/15/12, valued at $8,470 (COST
               $8,274)........................................  $  8,274
                                                                --------
TOTAL INVESTMENTS IN (100.0%) (COST $122,650).................   123,275
                                                                --------
FOREIGN CURRENCY (0.0%)
 HKD    24   Hong Kong Dollar.................................         3
IEP     16   Irish Punt.......................................        24
ITL     47   Italian Lira.....................................        --
 MYR     4   Malaysian Ringgit................................         1
ESP     56   Spanish Peseta...................................        --
                                                                --------
TOTAL FOREIGN CURRENCY (COST $27).............................        28
                                                                --------
TOTAL INVESTMENTS (100.0%) (COST $122,677)....................   123,303
LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)..................       (99)
                                                                --------
NET ASSETS (100%).............................................  $123,204
                                                                --------
                                                                --------

---------------

(a)   --  Non-income producing security
(b) -- European assets as of December 31, 1998, reflect country-specific markets. On January 1, 1999, the currencies of countries participating in the European economic and monetary union convert to the euro.
ADR   --  American Depositary Receipt
SDR   --  Swedish Depositary Receipt
RFD   --  Ranked for Dividend

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at December 31, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                             IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT       FOR         VALUE     NET UNREALIZED
    (000)        (000)       DATE         (000)        (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  ------------  ---------  -----------------
  FRF   3,385  $     606     1/13/99   $        604  $     604      $      (2)
   DEM   ,420        853     1/13/99   $        849        849             (4)
 ITL  329,500        200     1/13/99   $        199        199             (1)
 JPY  325,589      2,890     1/13/99   $      2,708      2,708           (182)
 JPY  491,033      4,359     1/13/99   $      4,129      4,129           (230)
   GBP    872      1,451     1/13/99   $      1,465      1,465             14
$       5,368      5,268     1/13/99    JPY 604,809      5,369            101
$       1,833      1,833     1/13/99    JPY 211,813      1,880             47
 JPY  205,700      1,827     1/19/99   $      1,713      1,713           (114)
$       1,775      1,775     1/19/99    JPY 205,700      1,827             52
 JPY   99,864        888     1/27/99   $        832        832            (56)
$         861        861     1/27/99    JPY  99,864        888             27
               ---------                             ---------          -----
               $  22,811                             $  22,463      $    (348)
               ---------                             ---------          -----
               ---------                             ---------          -----

--------------------------------------------------------------------------------

FUTURES CONTRACTS:

At December 31, 1998, the Portfolio had the following futures contracts open:

                                                                                                UNREALIZED
                                                      NUMBER        AGGREGATE                  APPRECIATION
                                                        OF         FACE VALUE    EXPIRATION   (DEPRECIATION)
                                                     CONTRACTS        (000)         DATE           (000)
                                                   -------------  -------------  -----------  ---------------
SALES:
CAC 40 Index.....................................           18      FRF   3,549      Mar-99           (29)
DAX Index........................................            3       DEM  1,519      Mar-99           (58)
FTSE 100 Index...................................           15       GBP    880      Mar-99           (14)
MIB 30 Index.....................................           13     ITL  354,090      Mar-99           (15)
                                                                                                    ------
                                                                                                 $   (116)
                                                                                                    ------
                                                                                                    ------

---------------

FRF   --  French Franc
DEM   --  German Mark
GBP   --  British Pound
ITL   --  Italian Lira
JPY   --  Japanese Yen

--------------------------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                                                 VALUE     PERCENT OF
INDUSTRY                                                                         (000)     NET ASSETS
-----------------------------------------------------------------------------  ---------  -------------
Capital Equipment............................................................  $  27,135         22.0%
Consumer Goods...............................................................     26,695         21.7
Finance......................................................................     21,089         17.1
Materials....................................................................     16,805         13.6
Services.....................................................................     11,238          9.1
Energy.......................................................................      6,689          5.4
Multi-Industry...............................................................      3,685          3.0
Consumer Staples.............................................................      1,588          1.3
Gold Mines...................................................................         77          0.1
                                                                               ---------          ---
                                                                               $ 115,001         93.3%
                                                                               ---------          ---
                                                                               ---------          ---

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                            (000)
-------------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Investments at Cost $122,650)     $  123,275
  Foreign Currency (Cost $27)                  28
  Margin Deposit on Futures                   345
  Receivable for:
    Dividends                                 243
    Fund Shares Sold                          148
    Foreign Withholding Tax Reclaim           102
    Interest                                    1
  Other                                        17
                                       ----------
    Total Assets                          124,159
                                       ----------
LIABILITIES:
  Payable for:
    Distribution Fees                         127
    Variation of Futures Contracts            116
    Fund Shares Redeemed                      104
    Custody Fees                               80
    Investment Advisory Fees                   67
    Administrative Fees                        27
    Investments Purchased                      24
    Shareholder Reporting Expenses             24
    Professional Fees                          20
    Directors' Fees and Expenses                6
    Filing and Registration Fees                1
  Net Unrealized Loss on Foreign
    Currency Exchange Contracts               348
  Other                                        11
                                       ----------
  Total Liabilities                           955
                                       ----------
  NET ASSETS                           $  123,204
                                       ----------
                                       ----------
NET ASSETS CONSIST OF:
  Capital Stock at Par                 $       10
  Paid in Capital in Excess of Par        127,900
  Accumulated Net Investment Loss            (622)
  Accumulated Net Realized Loss            (4,252)
  Unrealized
    Appreciation/Depreciation on
    Investments, Foreign Currency
    Translations and Futures                  168
                                       ----------
NET ASSETS                             $  123,204
                                       ----------
                                       ----------
CLASS A SHARES:
  Net Assets                           $   58,978
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                          4,555
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $58,977,748 and
    4,555,445 Shares Outstanding)      $    12.95
                                       ----------
                                       ----------
  Maximum Sales Charge                       5.75%
  Maximum Offering Price Per Share
    (Net Asset Value Per Share x 100/
    (100 - maximum sales charge))      $    13.74
                                       ----------
                                       ----------
CLASS B SHARES:
  Net Assets                           $   49,557
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                          3,843
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $49,557,314 and 3,843,441 Shares
    Outstanding)*                      $    12.89
                                       ----------
                                       ----------
CLASS C SHARES:
  Net Assets                           $   14,669
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                          1,133
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $14,668,549 and 1,132,997 Shares
    Outstanding)*                      $    12.95
                                       ----------
                                       ----------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

------------------
          10
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                       SIX MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                         (000)
----------------------------------------------

INVESTMENT INCOME:
  Dividends                            $   699
  Interest                                 305
  Less: Foreign Taxes Withheld             (87)
                                       -------
    Total Income                           917
                                       -------
EXPENSES:
  Investment Advisory Fees                 492
    Less: Fees Waived                      (14)
                                       -------
  Net Investment Advisory Fees             478
  Distribution Fees
    Class A                                 75
    Class B                                244
    Class C                                 73
  Administrative Fees                      165
  Custodian Fees                            65
  Transfer Agent Fees                       50
  Shareholder Reports                       37
  Professional Fees                         31
  Filing and Registration Fees              23
  Amortization of Organizational
    Costs                                    5
  Directors' Fees and Expenses               2
  Other                                      5
                                       -------
    Net Expenses                         1,253
                                       -------
Net Investment Loss                       (336)
                                       -------
NET REALIZED GAIN (LOSS) ON:
  Investments                           (1,775)
  Foreign Currency Transactions           (963)
  Futures                                 (889)
                                       -------
    Net Realized Loss                   (3,627)
                                       -------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                           (9,368)
  Foreign Currency Translations           (598)
  Futures                                 (116)
                                       -------
    Change in Unrealized
     Appreciation/Depreciation         (10,082)
                                       -------
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation            (13,709)
                                       -------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $(14,045)
                                       -------
                                       -------

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                       SIX MONTHS
                                            ENDED      YEAR
                                         DECEMBER     ENDED
                                          31,1998  JUNE 30,
                                       (UNAUDITED)     1998
                                            (000)     (000)
-----------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)         $     (336) $    679
  Net Realized Gain (Loss)                 (3,627)    1,875
  Change in Unrealized
    Appreciation/Depreciation             (10,082)    6,066
                                       ----------  --------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations      (14,045)    8,620
                                       ----------  --------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                  (1,090)     (488)
  Class B                                    (557)     (330)
  Class C                                    (163)      (53)
                                       ----------  --------
                                           (1,810)     (871)
                                       ----------  --------
  Net Realized Gain:
  Class A                                    (709)      (33)
  Class B                                    (611)      (31)
  Class C                                    (179)       (9)
                                       ----------  --------
                                           (1,499)      (73)
                                       ----------  --------
  Net Decrease in Net Assets
    Resulting from Distributions           (3,309)     (944)
                                       ----------  --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                               31,816   106,801
  Distributions Reinvested                  2,837       850
  Redeemed                                (27,973)  (30,781)
                                       ----------  --------
  Net Increase in Net Assets
    Resulting from Capital Share
    Transactions                            6,680    76,870
                                       ----------  --------
  Total Increase (Decrease) in Net
    Assets                                (10,674)   84,546
NET ASSETS--Beginning of Period           133,878    49,332
                                       ----------  --------
NET ASSETS--End of Period (Including
  undistributed (accumulated) net
  investment income (loss) of $(622)
  and $1,524, respectively)            $  123,204  $133,878
                                       ----------  --------
                                       ----------  --------
-----------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                             1,355     4,160
     Distributions Reinvested                 119        38
     Redeemed                              (1,420)   (1,276)
                                       ----------  --------
   Net Increase in Class A Shares
     Outstanding                               54     2,922
                                       ----------  --------
                                       ----------  --------
   Dollars:
     Subscribed                        $   18,325  $ 58,246
     Distributions Reinvested               1,503       473
     Redeemed                             (18,987)  (17,581)
                                       ----------  --------
   Net Increase                        $      841  $ 41,138
                                       ----------  --------
                                       ----------  --------
   Ending Paid in Capital              $   61,719  $ 60,878
                                       ----------  --------
                                       ----------  --------
   Class B:
   ---------------------
   Shares:
     Subscribed                               746     2,713
     Distributions Reinvested                  83        26
     Redeemed                                (486)     (556)
                                       ----------  --------
   Net Increase in Class B Shares
     Outstanding                              343     2,183
                                       ----------  --------
                                       ----------  --------
   Dollars:
     Subscribed                        $    9,918  $ 37,386
     Distributions Reinvested               1,048       322
     Redeemed                              (6,276)   (7,487)
                                       ----------  --------
   Net Increase                        $    4,690  $ 30,221
                                       ----------  --------
                                       ----------  --------
   Ending Paid in Capital              $   51,526  $ 46,836
                                       ----------  --------
                                       ----------  --------
   Class C:
   ---------------------
   Shares:
     Subscribed                               269       809
     Distributions Reinvested                  23         4
     Redeemed                                (209)     (425)
                                       ----------  --------
     Net Increase in Class C Shares
      Outstanding                              83       388
                                       ----------  --------
                                       ----------  --------
   Dollars:
     Subscribed                        $    3,573  $ 11,169
     Distributions Reinvested                 286        55
     Redeemed                              (2,710)   (5,713)
                                       ----------  --------
   Net Increase                        $    1,149  $  5,511
                                       ----------  --------
                                       ----------  --------
   Ending Paid in Capital              $   14,665  $ 13,516
                                       ----------  --------
                                       ----------  --------

--------------
            12
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                               CLASS A                                         CLASS B
                             --------------------------------------------    --------------------------------------------
                               SIX MONTHS                                      SIX MONTHS
                                    ENDED                         JULY 1,           ENDED                         JULY 1,
                             DECEMBER 31,      YEAR ENDED        1996* TO    DECEMBER 31,      YEAR ENDED        1996* TO
SELECTED PER SHARE DATA              1998        JUNE 30,        JUNE 30,            1998        JUNE 30,        JUNE 30,
AND RATIOS                    (UNAUDITED)           1998#            1997     (UNAUDITED)           1998#            1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      14.85    $      13.91    $      12.00    $      14.72    $      13.84    $      12.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                --            0.17            0.17           (0.07)           0.05            0.10
  Net Realized and
    Unrealized Gain                 (1.49)           0.96            1.88           (1.45)           0.97            1.85
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                      (1.49)           1.13            2.05           (1.52)           1.02            1.95
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.25)          (0.18)          (0.13)          (0.15)          (0.13)          (0.10)
  Net Realized Gain                 (0.16)          (0.01)          (0.01)          (0.16)          (0.01)          (0.01)
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total Distributions               (0.41)          (0.19)          (0.14)          (0.31)          (0.14)          (0.11)
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      12.95    $      14.85    $      13.91    $      12.89    $      14.72    $      13.84
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                    (9.86)%          8.32%          17.30%         (10.25)%          7.55%          16.40%
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     58,978    $     66,817    $     21,961    $     49,557    $     51,541    $     18,215
Ratio of Expenses to
  Average Net Assets                 1.65%**         1.65%           1.65%**         2.40%**         2.40%           2.40%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.16)%**         1.19%          1.39%**        (0.91)%**         0.40%          0.54%**
Portfolio Turnover Rate                23%             35%             22%             23%             35%             22%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $         --    $       0.02    $       0.11    $         --    $       0.02    $       0.17
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.67%**         1.82%           2.50%**         2.42%**         2.57%           3.34%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.18)%**         1.02%          0.52%**        (0.93)%**         0.23%         (0.42)%**

                                             CLASS C
                           --------------------------------------------
                             SIX MONTHS
                                  ENDED                         JULY 1,
                           DECEMBER 31,      YEAR ENDED        1996* TO
SELECTED PER SHARE DATA            1998        JUNE 30,        JUNE 30,
AND RATIOS                  (UNAUDITED)           1998#            1997
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD      $      14.78    $      13.83    $      12.00
                           ------------    ------------          ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income           (0.07)           0.05            0.06
  Net Realized and
    Unrealized Gain               (1.45)           0.99            1.88
                           ------------    ------------          ------
  Total From Investment
    Operations                    (1.52)           1.04            1.94
                           ------------    ------------          ------
DISTRIBUTIONS
  Net Investment Income           (0.15)          (0.08)          (0.10)
  Net Realized Gain               (0.16)          (0.01)          (0.01)
                           ------------    ------------          ------
  Total Distributions             (0.31)          (0.09)          (0.11)
                           ------------    ------------          ------
NET ASSET VALUE, END OF
  PERIOD                   $      12.95    $      14.78    $      13.83
                           ------------    ------------          ------
                           ------------    ------------          ------
TOTAL RETURN (1)                 (10.20)%          7.55%          16.27%
                           ------------    ------------          ------
                           ------------    ------------          ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                  $     14,669    $     15,520    $      9,156
Ratio of Expenses to
  Average Net Assets               2.40%**         2.40%           2.40%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets              (0.91)%**         0.36%          0.29%**
Portfolio Turnover Rate              23%             35%             22%
----------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income  $         --    $       0.02    $       0.21
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                         2.42%**         2.56%           3.45%**
  Net Investment Income
    (Loss) to Average Net
    Assets                        (0.93)%**         0.20%**        (0.77)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    13
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

The Van Kampen International Magnum Fund (the "Fund") is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund is a portfolio of the Van Kampen Series Fund, Inc. The Fund commenced operations on July 1, 1996.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign

-----------------------
          14

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investments. However, pursuant to U.S. Federal income tax regulations, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.
Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.
5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss on foreign currency translation. The Fund records realized gains or losses on foreign translation when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts but is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The net assets of the Fund may include issuers located in emerging markets. There will be certain considerations and risks of these investments not typically associated with investments in the United States. Changes in currency exchange rates will affect the value of and investment income from such securities. The smaller size of the markets themselves, lesser liquidity and greater volatility contribute to risks in valuation as compared with the U.S. securities markets. Also there is often substantially less publicly available information about these issuers. Emerging markets may be subject to a greater degree of governmental involvement in the economy and greater economic and political uncertainty. Accordingly the price which the Fund realizes upon the sale of securities in such markets may not be equal to its value as presented in the financial statements.
Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitations in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.
6. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. Van Kampen Investments Inc. has agreed that in the event any of its initial shares in the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.
7. FUTURES CONTRACTS: The Fund may purchase and sell futures contracts. Future contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, instrument or basket of instruments. Futures contracts (secured by cash and securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.
The Fund may use futures contracts in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments applied to the notional value of the contract. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in

                                                              ------------------
                                                                    15

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
8. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.
The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies." Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.
Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.
B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Sub-Adviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                             CLASS A   CLASS B AND CLASS C
                      MAX. OPERATING        MAX. OPERATING
        ADVISORY FEE   EXPENSE RATIO         EXPENSE RATIO
        ------------  --------------   -------------------
           0.80%           1.65%              2.40%

C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.
D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolio a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of the Fund.
The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the six months ended December 31, 1998, the Distributor has advised the Fund that it earned initial sales charges of $32,021 for Class A shares and deferred sales charges of $8,089, $85,775 and $2,307 for Class A shares, Class B shares and Class C shares, respectively.
E. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Sub-Advisers. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund incurred MSTC fees of approximately $27,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.
F. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its Directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund.
G. PURCHASES AND SALES: For the six months ended December 31, 1998, the Portfolio made purchases of

-----------------------
          16

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

approximately $36,576,000 and sales of approximately $25,052,000 of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.
H. OTHER: During the six months ended December 31, 1998, the Fund incurred approximately $3,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.
At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund was:

                                        NET
 COST    APPREC.  (DEPREC.)    APPRECIATION
 (000)     (000)      (000)           (000)
-------  -------  ---------  --------------
$122,650.. $12,380 $(11,755 ) $       625

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Utility

 Value

INTERNATIONAL/GLOBAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf
   users, call 1-800-421-2833)

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Chairman and Director,
 Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

INVESTMENT SUB ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

CUSTODIANS

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Dennis J. McDonnell
PRESIDENT

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph St.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR THE FUND AT (800) 341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------

NOTES:

    1 Parkview Plaza / / P.O. Box 5555 / / Oakbrook Terrace, IL 60181-5555 /
                              / www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999